UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2007

SVB FINANCIAL GROUP

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by SVB Financial Group on July 19, 2007, and is filed to add a cross reference to Item 2.05 (Costs Associated with Exit or Disposal Activities).

Item 2.05	Costs Associated with Exit or Disposal Activities

The disclosure contained in Item 2.02 and Item 9.01 is incorporated herein by reference.

At this time, the Company is not able in good faith to make a determination of the estimates or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the cessation of operations of SVB Alliant. The Company will file an amendment to this Current Report on Form 8-K within four business days after it makes a determination for such an estimate or range of estimates, in accordance with Item 2.05 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2007	SVB FINANCIAL GROUP

	By:	/s/ KENNETH P. WILCOX
	Name:	Kenneth P. Wilcox
	Title:	Chief Executive Officer